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                                                                   Exhibit 10.17

                                 GROUND SUBLEASE

     THIS GROUND SUBLEASE is entered into as of the 20th day of August, 1996, by the CITY OF LAWRENCEBURG, INDIANA, an Indiana municipality (the "City"), and INDIANA GAMING COMPANY, L.P., an Indiana limited partnership ("Tenant"), and in consideration of their mutual undertakings, the parties agree as follows:

     1. PREMISES. The City subleases to Tenant and Tenant subleases from the City the land located in Dearborn County, Indiana, described in EXHIBIT A attached hereto and incorporated herein by reference, and all rights, privileges, easements and appurtenances benefiting, belonging or pertaining thereto (the "Premises").

     2. TERM. The term of this Sublease (the 'Term", which as used herein includes the Initial Term and any and all Renewal Terms as hereinafter defined) shall commence on the date (the "Commencement Date") that Tenant begins operation of a riverboat gaming facility on the Premises in Dearborn County, Indiana, pursuant to an "Owner's license" (the "License") for such activity as defined in IND. CODE Section 4-33-2-15. As used herein, the phrase "Year 1" of the Term shall be deemed to run from the first day of the calendar month following the Commencement Date until the last day of the same month of the following calendar year, with "Year 2" of the Term commencing on the first day of the succeeding month. Each subsequent "Year" of the Term shall then commence on the anniversary date of the commencement of Year 2. The initial term (the "Initial Term") of this Sublease shall commence on the Commencement Date and continue through Year 6. Thereafter, the Term of this Sublease will be automatically extended for up to nine (9) renewal term periods of five (5) years each (each such renewal period being hereinafter referred to as a "Renewal Term"), unless Tenant, at least six (6) months prior to the end of the Initial Term or the preceding Renewal Term, gives notice to the City of Tenant's intent not to renew; PROVIDED, HOWEVER, that if Tenant gives such notice less than one
(1) year before the end of the Initial Term or such Renewal Term, then the Initial Term or such Renewal Term as the case may be shall be automatically extended for a period of one (1) year from the date of such notice. The City hereby grants to Tenant the right to access the Premises and construct Improvements (as hereinafter defined) thereon at such time as the License has been issued to Tenant, notwithstanding the fact that such time period shall precede the Commencement Date. Notwithstanding any other term or condition of this Lease to the contrary, this lease shall terminate upon the earlier of (a) the proper and effective termination of the Development Agreement by the City in accordance with the terms of the Development Agreement and (b) fourteen (14) days of the date on which any suspension, revocation or rescission of the Certificate of Suitability or Gaming License of Tenant, as applicable, issued pursuant to IND. CODE Sections 4-33-1 ET SEQ., becomes effective, whichever first occurs; provided, however, if this Lease is terminated as a result of any such suspension, revocation or rescission of the Certificate of Suitability or Gaming License, as applicable, and the suspension, revocation or rescission of the Certificate of Suitability or Gaming License, as applicable, is subsequently stayed, terminated or cancelled, then this Lease shall thereupon automatically and simultaneously be reinstated according to its terms and the City shall return possession of the Premises to Tenant within fourteen (14) days of such reinstatement in the same condition as received from Tenant.

     3. RENT. For each Year of the Term, Tenant shall pay the City as rent for the Premises the sum of $500,000 (the "Rent"). Pursuant to a certain Riverboat Gaming

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Development Agreement between The City of Lawrenceburg, Indiana, and The Indiana
Gaming Company, L.P., dated as of the 13th day of April, 1994, as amended (the "Development Agreement"), Tenant has agreed to make certain Annual Payments (as defined in the Development Agreement) to the City. During each Year of the Term of this Sublease, the first $500,000 of the Annual Fee paid by Tenant to the City during such Year shall be deemed to be payment of the Rent. In the event this Sublease is terminated as herein provided prior to the end of any Year of the Sublease, the City shall reimburse to Tenant the unearned portion of such Rent as determined on a pro rata basis based on the total number of days remaining in the Year of the Sublease.

     4. IMPROVEMENTS ON THE PREMISES. The City hereby grants to Tenant the right to access the Premises and construct Improvements, as hereinafter defined, at such time as a "Certificate of Suitability" has been issued to Tenant, and Tenant has obtained such other permits as may be required for such construction, notwithstanding the fact that such time period may precede the Commencement Date. Tenant shall have the right to construct, use and operate Improvements on and under the Premises, to make additions thereto, and to alter, demolish, relocate and reconstruct Improvements thereon and thereunder, provided, however, that such construction or operation of Improvements do not preclude or materially interfere with the ability of the Lawrenceburg Conservancy District to maintain and provide adequate flood control. Such right and authority shall include the right to modify, alter or breach the levee located within the area of the Premises, provided, however, that (i) the plans for any work involving or affecting the levee and related improvements shall be submitted to the Lawrenceburg Conservancy District pursuant to the Master Lease, as defined below, and (ii) all applicable governmental consents, approvals and permits have been obtained. Tenant shall own and have title to all Improvements on the Premises. Upon the expiration or earlier termination of this Sublease, Tenant shall have the right to remove any Improvements from the Premises for a period of one (1) year after the termination of this Lease; provided however, that upon any such removal Tenant shall refill all excavations and restore the surface of the Premises to a reasonably satisfactory condition. Title to any Improvements not removed by Tenant within sixty (60) days after the termination of this Sublease shall be deemed vested in the City. All Improvements constructed on the Premises shall be constructed in a diligent and workmanlike manner and in compliance with all applicable governmental regulations. As used herein, "Improvements" means all buildings, docks, piers, structures, driveways, walkways, fencing and other physical improvements made to, on or under the Premises by Tenant and must include, at a minimum, those facilities required by the Indiana Ganging Commission, including a three hundred room hotel; PROVIDED, HOWEVER, that if Tenant abandons the land based facility, then ownership of such facility and ownership of the furniture, fixtures and equipment located thereon and required to operate such facility (but specifically excluding any gaming equipment) shall vest in the City. The initial construction of the Improvements must be completed within eighteen (18) months following Tenant's commencement of riverboat gaming operations in Dearborn County, Indiana.

     5. EASEMENTS. The City shall execute (or shall use its best efforts to cause to be executed by the fee simple owner of the Premises, provided that such effort does not cause, in the opinion of the City, any unreasonable financial burden or expense on the City) such easements relating to the Premises as Tenant reasonably deems necessary or appropriate to the enjoyment of its rights hereunder, and the City shall execute (or shall use its best efforts to cause to be executed by the fee simple owner of the Premises) such applications, petitions and other

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instruments as may be required to enable Tenant to obtain, at Tenant's expense, such approvals, permits, covenants or licenses reasonably necessary in its judgment to permit the full exercise of its rights hereunder.

     6. USE, COMPLIANCE WITH LAWS. The Premises shall be used by Tenant only for the operation of its riverboat gaming business and related support facilities. Tenant shall keep the Premises and Improvements in good order, condition and repair, and shall conduct its business therefrom in a safe manner. Tenant shall use and maintain the Premises and Improvements at all times in compliance with all legal requirements and Tenant shall not commit waste thereon.

     7. CONDEMNATION. If during the Term of this Sublease the Premises or Improvements, or any part thereof, shall at any time be taken or acquired by any authority by exercise or threat of the power of eminent domain, as between the City and Tenant, the condemnation award shall be divided as follows:

          (a) The fee simple owner of the Premises shall be allowed the award for the taking of the Premises exclusive of the Improvements and the leasehold interest of Tenant; and

          (b) Tenant shall be allowed that part of the award allowed for the taking of the Improvements and the damage to its leasehold estate.

     8. CITY'S REMEDY UPON DEFAULT. In the event Tenant at any time shall fail to pay the Rent required hereunder within thirty (30) days after written notice that the rent was not paid when due, or in the event that Tenant shall fail or neglect to perform or observe any other covenant or condition herein contained on Tenant's part to be performed or observed and such failure or neglect is not cured within sixty (60) days (or such longer period as is reasonably necessary to cure such failure or neglect) after written notice of such failure or neglect from the City, the City, as its sole remedy hereunder, without further notice to Tenant may terminate this Sublease and recover possession of the Premises from Tenant; provided however, that if any default for which notice has been given as aforesaid is remedied within the grace period applicable thereto as stated in this Paragraph, then this Sublease shall be considered to be in full force and effect the same as if no such default had occurred.

     9. ATTORNEYS' FEES. Each party shall pay the other party's reasonable legal costs and attorneys' fees incurred in successfully enforcing against the other party any covenant, term or condition of this Sublease.

     10. QUIET ENJOYMENT. If Tenant performs all of the covenants and agreements herein provided to be performed on Tenant's part, Tenant shall at all times have the peaceable and quiet enjoyment of possession of the Premises without any manner of hindrance from the City or any parties lawfully claiming by, through of under the City.

     11. TAXES. The City shall pay all real property taxes, assessments and other governmental charges levied upon the real estate constituting the Premises; provided however, Tenant shall pay such portion of such taxes, assessments and other governmental charges levied as a result of the Improvements located on the Premises.

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     12.  UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises and Improvements, together with any taxes thereon.

     13. WARRANTIES. The City represents and warrants to Tenant that the City has obtained a leasehold interest to the Premises pursuant to that certain Ground Lease dated December 28, 1995, between the City and the Lawrenceburg Conservancy District, a copy if which is attached hereto as EXHIBIT B (the "Master Lease"). The City makes no warranties, express or implied, to Tenant regarding title to the Premises except as specifically set forth in the Development Agreement, including specifically Section 5.32 and Section 10.08 of the Development Agreement. The City specifically disclaims any representation or warranty concerning the authority of the Lawrenceburg Conservancy District to enter into or carry out the terms of the Master Lease. However, the person, executing this Sublease on behalf of the City is a duly elected officer of the City and has been fully empowered by City to execute and deliver this Sublease. The City represents and warrants that it has full capacity and authority under Indiana law to sublease the Premises to Tenant and all necessary action for the making of this conveyance has been taken and done. The City further represents and warrants to Tenant that, to the best of its knowledge, the Premises:

          (a) contain no facilities that are subject to reporting under Section 312 of the federal Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Section 11022);

          (b) is not the site of any underground storage tanks for which notification is required under 42 U.S.C. Section 6991a or IND. CODE Section 13-7-20-13(8)(A); and

          (c) is not listed on the Comprehensive Environmental Response, Compensation and Liability Information System (CERCLIS) in accordance with
     Section 116 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9616).

     14. MASTER LEASE. This Sublease is subject in all respects to the terms and conditions of the Master Lease. Landlord covenants and agrees that it will observe and perform each of the covenants and agreements contained in the Master Lease, and shall abide and be bound by each of the terms and provisions, of the Master Lease and shall take no action, or fail to take any action, that would constitute a default by the lessee thereunder. Tenant acknowledges that it has received a copy of the Master Lease and acknowledges that its rights hereunder are subordinate to the rights of the Lawrenceburg Conservancy District under the Master Lease, including, but not limited to, the rights set forth in Paragraph 17 of the Master Lease.

     15.  GENERAL AGREEMENT OF PARTIES.

          (a) SEVERABILITY. The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

          (b) CAPTIONS. Paragraph and subparagraph captions are not a part hereof.

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          (c)  MODIFICATIONS. This Sublease may be modified in writing only, signed by the parties in interest at the time of the modification.

          (d) NOTICES. Any notices to be given hereunder shall be deemed sufficiently given when in writing and (a) actually served on the party to be notified or (b) placed in an envelope directed to the party to be notified at the following addresses and deposited in the United States mail by certified or registered mail, postage prepaid:

          1.   If to Tenant:

                      The Indiana Gaming Company, L.P.
                      c/o Argosy Gaming Company
                      219 Piasa Street
                      Alton, Illinois 62002
                      Attention:  J. Thomas Long
                                  Chairman and Chief Executive Officer

          2.   If to the City:

                      Mayor
                      Lawrenceburg City Administration Building
                      405 Main Street
                      Post Office Box 191
                      Lawrenceburg, Indiana 47025

     Such addresses may be changed by either party by written advice as to the new address given as above provided

          (e) BINDING EFFECT; CHOICE OF LAW. This Sublease and the covenants and agreements contained herein shall run with the land and shall bind the parties, their personal representatives, successors and assigns. This Sublease shall be governed by the laws of the State of Indiana.

          (f) COUNTERPARTS. This Sublease may be executed in a number of identical counterparts and if so executed, each such counterpart is deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement.

          (g) RECORDINGS. Either Tenant or the City shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" Memorandum of Sublease for recording purposes in the form attached hereto as EXHIBIT C.

          (h) INDEMNITY. Tenant agrees to indemnify and hold harmless the City against all claims, damages, liabilities, actions and attorneys' fees arising from or related to the acts and omissions of Tenant in the construction, operation and/or maintenance of the Improvements.

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     16.  INSURANCE. Tenant, at its expense, shall obtain and maintain property and liability insurance coverage for the construction and operation of the Premises in accordance with the requirements set forth in EXHIBIT D attached hereto.

     IN WITNESS WHEREOF, the City and Tenant have executed this Sublease as of the day first set forth above.

                                     INDIANA GAMING COMPANY, L.P.

                                     By:    The Indiana Gaming Company, its
                                            general partner

                                            By:   /s/ J. Thomas Long
                                                  (signature)

                                                  J. Thomas Long, President
                                                  (printed name and title)

                                     CITY OF LAWRENCEBURG, INDIANA

                                     By: /s/ Melvin L. Gabbard
                                         Melvin L. Gabbard, Mayor

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STATE OF INDIANA      )
                      ) SS:
COUNTY OF MARION      )

     Before me, the undersigned, a Notary Public in and for said County and State, personally appeared J. Thomas Long, the President of The Indiana Gaming Company, as the general partner of Indiana Gaming Company, L.P., who acknowledged the execution of the foregoing instrument for and on behalf of said entity.

     Witness my hand and notarial Seal this 20th day of August, 1996.


                                           /s/ M. Jean Dudley
                                               M. Jean Dudley, Notary Public
                                               residing in Hamilton County,
                                               Indiana

My Commission Expires:
February 23, 2000


STATE OF INDIANA      )
                      ) SS:
COUNTY OF DEARBORN    )

     Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Melvin L. Gabbard, the Mayor of the City of Lawrenceburg, Indiana, who acknowledged the execution of the foregoing instrument for and on behalf of said entity.

     Witness my hand and notarial Seal this 19th day of August, 1996.


                                           /s/ Frank G. Kramer
                                               Frank G. Kramer, Notary Public
                                               residing in Dearborn County,
                                               Indiana


My Commission Expires:
November 29, 1996

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                                    EXHIBIT A

                                LEGAL DESCRIPTION


                                [Map of Premises]


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                                    EXHIBIT A
                                LEGAL DESCRIPTION

Being all of Lots 1 and 2, and part of Lot 3 of Squire Watt's Estates (Slide
339) AND part of Section 14, Township 5 North, Range 1 West of the First Principal Meridian located in the City of Lawrenceburg, Dearborn County, Indiana, described as follows:

Commencing at a Southeasterly corner of Guard, Dunn and Gibson's Addition (P.B. 3, P. 61) at the intersection of the Westerly line of platted William Street with the Southerly line of platted George Street; thence S 44 DEG.45'00"W along the right-of-way of said William Street 7.82 feet; thence S 45 DEG.15'00"E,
66.44 feet to the right-of-way of the Central Railroad of Indiana and the point of beginning; thence along said right-of-way with the are of a curve to the right having a radius of 536.01 feet an are distance of 21.83 feet, the long chord of said are bears N 43 DEG.35'25"E a distance of 21.85 feet to the right-of-way of the CSX Railroad; thence along said CSX right-of-way the following three courses: thence N 44 DEG.45'00"E, 688.15 feet; thence with the are of a curve to the left having a radius of 9582.30 feet an are distance of
87.17 feet, the long chord of said are bears N 44 DEG.29'22"E a distance of
87.17 feet; thence S 47 DEG.15'00"E, 42.01 feet; thence S 45 DEG.15'00"E 1215.87 feet to the Ohio River boundary between the States of Indiana and Kentucky, as the same was determined by the Supreme Court; thence along said Ohio River boundary the following six courses: thence S 41 DEG.29'33"W, 59.97 feet; thence S 46 DEG.51'31"W, 298.39 feet; thence S 39 DEG.15'30"W, 104.26 feet; thence S 43
DEG.48'50"W, 304.54 feet; thence S 44 DEG.01'29"W. 213.22 feet; thence S 45
DEG.21'32"W, 138.79 feet; thence leaving said river N 45 DEG.13'00"W, 1142.92 feet to the right-of-way of said Central Railroad; thence along said Central Railroad right-of-way with a curve to the right having a radius of 536.01 feet an are distance of 348.55 feet, the long chord of said are bears N 23 DEG.46'09"E, 342.72 feet to the point of beginning.

Contains 32.074 acres.

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                                    EXHIBIT B

                        EXECUTED COPY OF THE MASTER LEASE

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                                  GROUND LEASE

     THIS GROUND LEASE is entered into as of the 28th day of December, 1995, by the LAWRENCEBURG CONSERVANCY district, a conservancy district established pursuant to IND. CODE Section 13-3-3-1 ET SEQ. (the "Conservancy District"), and the CITY OF LAWRENCEBURG, INDIANA, an Indiana municipality (the "City").

     In consideration of their mutual undertakings, the parties agree as follows:

     1. PREMISES: The Conservancy District leases to City and City leases from the Conservancy District the land located in Dearborn County, Indiana, described in EXHIBIT A attached hereto and incorporated herein by reference, and all rights, privileges, easements and appurtenances benefiting, belonging or pertaining thereto (the "Premises").

     2. TERM. The term or this Lease (the "Term", which as used herein includes the Initial Term and any and all Renewal Terms as hereinafter defined) shall commence on the date (the "Commencement Date") that Indiana Gaming Company, L.P., (the "Subtenant") begins operation of a riverboat gaming facility at the Premises pursuant to an "Owner's license" for such activity as defined in IND. CODE Section 4-33-2-15. As used herein, the phrase "Year 1" of the Term shall be deemed to run from the Commencement Date until the last day of the same month of the following calendar year with "Year 2" of the Term commencing on the first day of the succeeding month. Each subsequent "Year" of the Term shall then commence on the anniversary date of the commencement of Year 2. The initial term (the "Initial Term") of this Lease shall commence on the Commencement Date and continue through Year 6. Thereafter, the Term of this Lease shall be automatically extended for up to nine (9) renewal term periods of five (5) years each (each such renewal period being hereinafter referred to as a "Renewal Term"), unless City, at least six (6) months prior to the end of the Initial Term or preceding Renewal Term, gives notice to the Conservancy District of City's intent not to renew; provided, however, that if City gives such notice less than one (1) year before the end of the Initial Term or such Renewal Term, then the Initial Term or such Renewal Term, as applicable, shall be automatically extended for a period of one (1) year from the date of such notice. Notwithstanding the above termination provisions, in the event that Subtenant loses its Owner's License, or is otherwise is in default under any term or provision of its Development Agreement or sublease with City, and all cure periods, if any, have expired, City shall have the right to terminate the Lease by providing notice to Conservancy District of the City's intent to terminate at least thirty (30) days prior to the end of any Year of the Term. Upon such termination, City shall have no further liability or obligation to the Conservancy District except as otherwise provided in paragraph 4 herein.

     3. RENT. For each Year of the Term, City shall pay the Conservancy District as rent for the Premises the sum of Five Hundred Thousand and 00/100 Dollars ($500,000) (the "Rent"), payable in advance in twelve (12) equal monthly installments, each payable on or before the fifteenth (15) day of the month for which it is due. In the event this Lease is terminated as herein provided prior to the end of any Year of the Lease, the Conservancy District stall reimburse to City the unearned portion of such Rent as determined on a pro rata basis on the total number of days remaining in the Year of the Lease. Notwithstanding the above obligation of the City to pay Rent to the Conservancy District, the Conservancy District acknowledges and agrees that


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such obligation shall be conditioned upon and subject to the City's receipt of the Annual Payment, as defined in the Development Agreement entered into by and between City and Subtenant, from which Annual Payment the parties agree that the Rent hereunder shall be paid, and Conservancy District hereby releases City from any such obligation except to the extent of monies received by City under said Annual Payment obligation.

     4. IMPROVEMENTS ON THE PREMISES. The Conservancy District hereby grants to City and Subtenant the right to access the Premises and construct Improvements (as hereinafter defined) thereon at such time as a "Certificate of Suitability" has been issued to Subtenant, notwithstanding the fact that such time period shall precede the Commencement Date. City shall have the right to construct, use and operate Improvements on and under the Premises, to make additions thereto, and to alter, demolish, relocate and reconstruct Improvements thereon and thereunder, provided, however, that such construction or operation of Improvements do not preclude or materially interfere with the Conservancy District's ability to maintain and provide adequate flood control. Such right and authority shall include the right to modify, alter or breach the levy located within the area of the Premises, provided, however, that (i) the plans for any work involving or affecting the levy and related improvements shall be submitted to the Conservancy District for its prior approval, which approval shall not be unreasonably withheld, and (ii) all applicable governmental consents, approvals and permits have been obtained. Any request for the approval of the Conservancy District hereunder shall be responded to within five (5) business days after receipt by the Conservancy District of such request. In the event that the Conservancy District fails to respond in writing within said period, such plans shall be deemed approved. City shall own and have title to all Improvements on the Premises. Upon the expiration or earlier termination of this Lease, City shall have the right to remove any Improvements from the Premises for a period of three hundred sixty-five (365) days after the data of the termination of this Lease; provided however, that upon any such removal, City shall refill all excavations and restore the surface of the Premises to a reasonably satisfactory condition. Title to any Improvements not removed by City within said three hundred sixty-five (365) days after the date of the termination of this Lease shall be deemed vested in the Conservancy District and City shall have no further obligation to the Conservancy District with respect to such Improvements. As used herein, "Improvements" means all buildings, docks, piers, structures, driveways, walkways, fencing and other physical improvements made to, on or under the Premises by City.

     5. EASEMENTS AND CONSERVANCY DISTRICT COOPERATION. The Conservancy District shall execute (or shall use its best efforts to cause to be executed by the fee simple owner of the affected premises, provided that such effort does not cause any unreasonable, in the opinion of the Conservancy District, financial burden or expense on the Conservancy District) such easements relating and/or appurtenant to the Premises as City reasonably deems necessary or appropriate to the enjoyment of its rights hereunder, and the Conservancy District shall execute (or use its best efforts to cause to be executed by the fee simple owner of the affected premises, provided that such effort does not cause any unreasonable, in the opinion of the Conservancy District, financial burden or expense on the Conservancy District) such applications, petitions and other instruments as may be required to enable City to obtain such approvals, permits, covenants or licenses reasonably necessary in its judgment to permit the full exercise of its rights hereunder. In addition, the Conservancy District shall cooperate with City and Subtenant, as


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applicable, in applying for, obtaining and/or otherwise securing all approvals, consents and permits needed from the Army Corps of Engineers and all other applicable federal, state and local authorities or bodies having jurisdiction over the Premises, the improvements to be constructed thereon and/or the uses contemplated for the Premises. To the extent the Conservancy District is required by City to incur any costs hereunder prior to the date it first receives Rent and such costs are incurred at City's request, City, at its option, may advance such costs on behalf of the Conservancy District and receive a credit against the Rent due hereunder in such amount.

     6. USE, COMPLIANCE WITH LAWS. The Premises shall be used by City to facilitate the operation of a riverboat gaming business and related support facilities by Subtenant. In so doing, City shall enter into a sublease with Subtenant that shall, among other items, require Subtenant to keep the Premises and Improvements in good order, condition and repair, and to conduct its business therefrom in a safe manner. City shall further require Subtenant to use and maintain the Premises and Improvements at all times in compliance with all legal requirements and not to commit waste thereon.

     7. CONDEMNATION. If during the Term of this Lease the Premises or Improvements, or and part thereof, shall at any time be taken or acquired by any authority by exercise or threat of the power of eminent domain, as between the Conservancy District and City, the condemnation award shall be divided as follows:

          (a) The Conservancy District shall be allowed the part of the award allowed for the taking of the Conservancy District's interest in the Premises and the Conservancy District's leasehold interests, if any, exclusive of the Improvements and the leasehold interest of City; and

          (b) City shall be allowed the part of the award allowed for the taking of the Improvements and the damage to its leasehold estate.

     8. CONSERVANCY DISTRICT'S REMEDY UPON DEFAULT. In the event City at any time shall fail to pay the Rent required hereunder within thirty (30) days after written notice that the rent was not paid when due, or in the event that City shall fail or neglect to perform or observe any other covenant or condition herein contained on City's part to be performed or observed and such failure or neglect is not cured within sixty (60) days (or such longer period as is reasonably necessary to cure such failure or neglect) after written notice of such failure or neglect from the Conservancy District, the Conservancy District, as its sole remedy as against City hereunder, without further notice to City may terminate this Lease and recover possession of the Premises from City; provided however, that if any default for which notice has been given as aforesaid is remedied within the grace period applicable thereto as stated in this Paragraph, then this Lease shall by considered to be in full force and effect the same as if no such default had occurred. The Conservancy District agrees to copy Subtenant on all written notices provided to City hereunder and to accept performance and cure of any default by Subtenant, in lieu of any such performance by City.


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     9.   ATTORNEYS' FEES. Each party shall pay the other party's reasonable legal costs and attorney's fees incurred in successfully enforcing against the other party any covenant, term or condition of this Lease.

     10. QUIET ENJOYMENT. If City performs all of the covenants and agreements herein provided to be performed on City's part, City shall at all times have the peaceable and quiet enjoyment of possession of the Premises without any manner of hindrance from the Conservancy District or any parties lawfully claiming by through or under the Conservancy District.

     11. TAXES. The Conservancy District shall pay all real properly taxes, assessments and other governmental charges levied upon the real estate constituting the Premises; provided however, City shall require Subtenant to pay such portion of such taxes, assessments and other governmental charges levied as a result of the Improvements located on the Premises.

     12. UTILITIES. City shall require Subtenant to pay for all water, gas, heat, light, power, telephone and other utilities and services shipped to the Premises and Improvements, together with any taxes thereon.

     13. FURTHER ACQUISITIONS. The Conservancy District and City acknowledge that a portion of the Premises has been specifically identified by Subtenant as potentially not owned or controlled by the Conservancy District or City that is identified in EXHIBIT B attached hereto, and that Subtenant has agreed to obtain all right, title and interest in and to such property and convey good and marketable title to same to the Conservancy District on or before the Commencement Date. In consideration of Subtenant's efforts, the additional monies that City shall agree to contribute to Subtenant to obtain such property and the conveyance of such property to the Conservancy District, the Conservancy District agrees that it shall split the cost of such acquisition with City and be responsible for up to a maximum sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00) of the cost of such acquisition. City shall receive a credit against the Rent due hereunder in the sum of Five Hundred Thousand and 00/100 Dollars ($500,000.00) or one-half of the total amount ultimately credited against payments due City under the Development Agreement far such acquisition, whichever is less. The parties agree that the credit shall be allocated and applied on a pro-rata basis against the Rent payable during the first two (2) Years of the Term.

     14. WARRANTIES BY CONSERVANCY DISTRICT. Except as noted in EXHIBIT C attached hereto and made a part hereof, the Conservancy District represents and warrants to City that the Conservancy District has fee simple title to the Premises, free and clear of any and all liens, claims, interests and encumbrances of any kind and nature whatsoever, and further covenants and agrees to defend the same against any and all adverse claims. The person executing this Lease on behalf of the Conservancy District is a duly elected officer of the Conservancy District and has been fully empowered by Conservancy District to execute and deliver this Lease. The Conservancy District represents and warrants that it has full capacity and authority under Indiana law to lease the Premises to the City and all necessary action for the making of this conveyance on the part of the Conservancy District has been taken and done. The Conservancy District further represents and warrants to City that the Premises:

          (a) contain no facilities that are subject to reporting under Section 312 of the federal Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. Section 11022);

          (b) is not the site of any underground storage tanks for which notification is required under 42 U.S.C. Section 6991a or IND. CODE Section 13-7-20-13 (8) (A); and

          (c) is not listed on the Comprehensive Environmental Response, Compensation and Liability Information System (CERCLIS) in accordance with
     Section 116 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9616).

     15. WARRANTIES BY CITY. The person executing this Lease on behalf of City is the duly elected Mayor of the City and has been fully empowered by action of the City Council to execute this Lease. City represents and warrants that it has full capacity and authority under Indiana law to the Premises from the Conservancy District and all necessary action on the part of the City for the making of this conveyance has been taken and done.

     16. SUBLEASE. The Conservancy District acknowledges and agrees that this Lease is subject to and conditioned upon the City entering into a separate sublease agreement with Subtenant, which sublease shall contain such terms and provisions that City deems reasonably necessary, provided, however, that such terms and provisions are not inconsistent with any term or provision contained in this Lease. Further, to the extent any right is provided to City hereunder, the same right may be provided by City under its sublease with Subtenant and have the same force and effect as if granted directly to Subtenant by the Conservancy District. The Conservancy District further acknowledges and agrees that City shall have no liability to the Conservancy District for any act or action arising from or related to the Premises or its operation by Subtenant, but shall be responsible solely for the payment of the Rent hereunder in an amount not to exceed $500,000.00, and for such monies as may be due Conservancy District from time to time under that certain Revenue Sharing Agreement between City and Conservancy District of even date herewith, and then only to the extent that monies are actually received by City from Subtenant for the payment of such obligations.

     17. CONSERVANCY DISTRICT IMPROVEMENTS. Notwithstanding the lease of the Premises hereunder and the right of City to modify, alter or breach the levy, the Conservancy District hereby reserves the right to enter upon the Premises as necessary to maintain, repair, replace, rebuild and/or modify the levy and related improvements which are and shall remain the responsibility and obligation of the Conservancy District in discharging its duties as a conservancy district established pursuant to IND. CODE Section 13-3-3-1 ET SEQ., provided, however, that Conservancy District shall provide reasonable notice to City and Subtenant of its need to access any part of the levy or related improvements that are part of or adjacent to the Improvements to be located on the Premises except in the event of an emergency as determined in the sole, reasonable discretion of the Conservancy District. The Conservancy District represents, warrants and agrees that in prosecuting its work on the levy and related improvements, it will use its best efforts not to interfere with or affect the operation of the Premises by City or Subtenant, and it will repair and restore any portion of the Premises affected by such work to the same condition as it was in immediately prior to such work as is reasonably possible.

     18.  GENERAL AGREEMENT OF PARTIES.

          (a) SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

          (b) CAPTIONS. Paragraph and subparagraph captions are not a part hereof.

          (c) NOTICES. Any notices to be given hereunder shall be deemed sufficiently given when in writing and (a) actually served on the party to be notified or (b) placed in an envelope directed to the party to be notified at the following addresses and deposited in the United States mail by certified or registered mail, postage prepaid.

          1.   If to the Conservancy District:

                       Lawrenceburg Conservancy District
                       510 Ridge Avenue
                       Lawrenceburg, Indiana 47025
                       Attention: Deborah Biddle

          2.   If to the City:

                       Mayor
                       Lawrenceburg City Administration Building
                       Eads Parkway and Main Street
                       Post Office Box 194
                       Lawrenceburg, Indiana 47025

               With copy to:

                       The Indiana Gaming Company, L.P.
                       c/o Argosy Gaming Company
                       219 Piasa Street
                       Alton, Illinois 62002
                       Attention:   J. Thomas Long
                                    Chairman & Chief Executive Officer

Such addresses may be changed by either party by written advice as to the new address given as above provided.

          (d) BINDING EFFECT; CHOICE OF LAW. This Lease and the covenants and agreements contained herein shall run with the land and shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Indiana.

          (e) COUNTERPARTS. The Lease may be executed in a number of identical counterparts and if so executed, each such counterpart is deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement.

          (f) RECORDING. Either Conservancy District of the City shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of Lease for recording purposes in the form attached hereto as EXHIBIT D.

     IN WITNESS WHEREOF, the Conservancy District and City have executed this Lease as of the day first set forth above.


                                       LAWRENCEBURG CONSERVANCY
                                       DISTRICT

                                       By: /s/ Barry Nanz
                                          -----------------------------------
                                                      (signature)

                                               Barry Nanz, Chairman
                                          -----------------------------------
                                                (printed name and title)

                                       CITY OF LAWRENCEBURG, INDIANA

                                       By: /s/ Donald B. Combs
                                          -----------------------------------
                                               Donald B. Combs, Mayor

                                    EXHIBIT A
                                LEGAL DESCRIPTION


                                [Map of Premises]

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Being all of Lots 1 and 2, and part of Lot 3 of Squire Watt's Estates (Slide
339) AND part of Section 14, Township 5 North, Range l West of the First Principal Meridian located in the City of Lawrenceburg, Dearborn County, Indiana, described as follows:

Commencing at a Southeasterly corner of Guard, Dunn and Gibson's Addition (P.B. 3, P. 61) at the intersection of the Westerly line of platted William Street with the Southerly line of platted George Street; thence S 44 DEG. 45' 00"W along the right-of-way of said William Street 7.82 feet; thence S 45 DEG. 15' 00"E, 60.44 feet to the right-of-way of the Central Railroad of Indiana and the point of beginning; thence along said right-of-way with the arc of a curve to the right having a radius of 536.01 feet an arc distance of 21.85 feet, the long chord of said arc bears N43 DEG.35'25"E a distance of 21.88 feet to the right-of-way of the CSX Railroad;, thence along said CSX right-of-way the following three courses: thence 44 DEG.45'00"E. 688.l3 feet; thence with the arc of a curve to the left having a radius of 9582.30 feet an arc distance of 87.17 feet, the long chord of said arc bears N 44 DEG. 29' 22" E a distance of $7.17 feet; thence S 47 DEG. 15' 00"E, 42.01 feet; thence S 45 DEG. 15' 00" E, 1215.87 feet to the Ohio River boundary between the States of Indiana and Kentucky, as the same was determined by the Supreme Court; thence along said Ohio River boundary the following six courses: thence S 41 DEG. 29' 33"W, 59.97 feet; thence S 46 DEG. 51' 31"W, 29S.39 feet; thence S 39 DEG. 15' 30"W, 104.26 feet;
thence S 43 DEG. 48' 50"W, 304.84 feet; thence S 44 DEG. 01' 29"W, 213.22 feet;
thence S 45 DEG. 21' 32"W, 135.79 feet; thence leaving said river N 45 DEG. 15' 00"W, 1142.92 feet to the right-of-way of said Central Railroad; thence along said Central Railroad right-of-way with a curve to the right having a radius of
536.01 feet an arc distance of 348.85 feet, the long chord of said arc bears N 23 DEG. 46' 09"E, 342.72 feet to the point of beginning.

Contains 32.074 acres.                                               leaveeS3.lk
                                                                    docksite.rev

                                    EXHIBIT B
                              ACQUISITION PROPERTY


                          [Map of Acquisition Property]

[Map of Acquisition Property]

                                    EXHIBIT C
                                   EXCEPTIONS

                                    EXHIBIT C

8. An easement granted to Lawrenceburg Flood Control District for the Invention of the construction, operation, and maintenance of the Flood Control Project, which easements was granted by City of Lawrenceburg, by a certain easement dated June 3, 1940 recorded June 11, 1940, in Deed Record 95, page 118, of the Recorder's records of Dearborn County, Indiana.

13.  Any adverse claim based upon the assertion that:
     (a) The land described in Schedule A, or any part thereof, is now or at any time has been below the ordinary low water mark of the Ohio River, or
     (b) Some portion of said land has been created by artificial means or has accreted to such portion so created, or
     (c) Some portion of said land has been brought within the boundary thereof by an avulsive movement of the Ohio River, or has been formed by accretion to any such portion.

14. Such rights and easements for navigation, commerce or recreation which may exist over that portion of said land lying beneath the waters of the Ohio River.

15.  Rights of upper and lower riparian owners with respect to the Ohio River.

16. Subject to a 12 foot roadway along the Southern side of Lots 3 and 4 as shown on the Plat of the Squire Watt's Estate recorded January 25, 1888 in Plat Book 3, page 77.

17. Subject to a perpetual flowage easement by The New York Central Railroad Company and The Cleveland, Cincinnati, Chicago and St. Louis Railway Company in favor of The United States of America dated February 28, 1961 and recorded January 15, 1962 in Deed Record 129, huge 596.

18.  Subject. to:
     Negative consequences due to lack of satisfactory evidence of record title in the City of Lawrenceburg to those parcels included in Schedule A and described as follows: (a) A parcel surrounded on the North by William Street; On the South by land acquired by the Lawrenceburg Flood Control District in Deed Record 95, Page 511 and in Deed Record 93, Page 107; on the West by land acquired by the City of Lawrenceburg in Deed Record 50, Page 331; on the East by land acquired by the City of Lawrenceburg in Order

19.  Subject to:
     a. Negative consequences due to failure of deed from George W. Betz, Jr., as Trustee of the Property of The Cleveland, Cincinnati, Chicago and St. Louis Railway Company, Debtor (Grantor) to Consolidated Rail Corporation (Grantee) recorded October 11, 1928 in Deed Record 184, Page 312 to contain a complete and accurate legal description of the land conveyed.
     b. Negative consequences due to failure of the deed from Consolidated Rail Corporation (Grantor) to The Central Railroad Company of Indiana (Grantee) recorded January 6,

     1992 in Deed Record 249, Page 427 to contain a complete and accurate legal description of the land conveyed.
     c. Right, title and interest reserved by White Water Valley Canal Company in the Deed from White Water Valley Canal Company to Indianapolis and Cincinnati Railroad Company recorded December 5, 1865 in Deed Record 23, Page 336.

     Book 58, Page 512 and also on the East by land acquired by the Lawrenceburg Flood Control District in Deed Record 95, Page 511. (b) That portion of the insured premises which lies beneath St. Clair Street as extended from William Street to the Ohio River.

22. Financing Statement by Central Railroad Company of Indiana (as Debtor) to The First National Bank of Boston, as Agent (Secured Party) recorded January 3, 1992, File No. 13 in the Office of the Recorder for Dearborn County, Indiana.

23. Lien and provisions of a mortgage by The Central Railroad Company of Indiana to The First National Bank of Boston in the original principal sum of $7,000,000.00 dated December 30, 1991 and recorded January 6, 1992 in Mortgage Record 300, Page 598.

24. Subject to a perpetual right of way for construction and maintenance in favor of the United States granted by the City of Lawrenceburg March 12, 1891 and recorded March 30, 1891 in Deed Record 47, Page 442.

35.  Subject to an unrecorded __________________

                                    EXHIBIT D
                               MEMORANDUM OF LEASE

                               MEMORANDUM OF LEASE

     The Memorandum of Lease made this 28th day of December, 1995, by and between the LAWRENCEBURG CONSERVANCY DISTRICT, a conservancy district established pursuant to IND. CODE Section 13-3-3-1 ET SEQ. (the "Conservancy District"), and the CITY OF LAWRENCEBURG, INDIANA, an Indiana municipality (the "City"), evidences that:

     WHEREAS, the Conservancy District and City entered into a Ground Lease dated _________, 19___ (the "Lease") for the premises which are described in Exhibit "A" attached hereto and by this reference made a part hereof (the "Premises"); and,

     WHEREAS, the Conservancy District and City have entered into this Memorandum of Lease in order to provide notice of certain of the terms and provisions of the Lease.

     NOW THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

     1. The Conservancy District has leased the Premises to City pursuant to the terms of the Lease for a term (the "Term", which, as used herein, includes the Initial Term and any and all renewal Terms as hereinafter defined), which shall commence on the date (the "Commencement Date") that Indiana Gaming Company L.P. ("Subtenant"), begins operation of a riverboat gaming facility at the Premises pursuant to an "Owner's license" for such activity as defined in IND. CODE Section 4-33-2-15. As used herein, the phrase "Year 1" of the Term shall be deemed to run from the Commencement Date until the last day of the same month of the following calendar year, with "Year 2" of the Term commencing on the first day of the succeeding month. Each subsequent "Year" of the Term shall then commence on the anniversary date of the commencement of Year 2. The initial term (the "Initial Term") of the Lease shall commence on the Commencement Date and continue through Year 6. Thereafter, the Term of this Lease shall be automatically extended for up to nine (9) renewal term periods of five (5) years each (each such renewal period being hereinafter referred to as a "Renewal Term"), provided, however, that City shall have the right to terminate the Lease, with or without cause, by providing notice to the Conservancy District of the City's intent to terminate at least thirty (30) days prior to the end of any Year of the Term. Upon such termination, City shall have no further liability or obligation to the Conservancy District except as otherwise expressly provided in the Lease.

     2. IMPROVEMENTS ON THE PREMISES. The Conservancy District hereby grants to City the right to access the Premises and construct Improvements (as hereinafter defined) thereon at such time as a "Certificate of Suitability" has been issued to Subtenant, notwithstanding the fact that such time period shall precede the Commencement Date. City shall have the unrestricted right to construct, use and operate Improvements on and under the Premises, to make additions thereto, and to alter, demolish, relocate and reconstruct Improvements thereon and thereunder. Such right and authority shall include the right to modify, alter or breach the levy located within the area of the Premises, provided, however, that all applicable governmental consents, approvals and permits have been obtained. City shall own and have title to all Improvements on the Premises. Upon the expiration or earlier termination of this Lease, City shall have the right to remove any Improvements from the Premises for a reasonable period of time; provided however, that upon any such removal, City shall refill all excavations and restore the surface of the

Premises to a reasonably satisfactory condition. Title to any Improvements not removed by City within three hundred sixty-five (365) days after the date of the termination of this Lease shall be deemed vested in the Conservancy District. As used herein, "Improvements" means all buildings, docks, piers, structures, driveways, walkways, fencing and other physical improvements made to, on or under the Premises by City.

     3. All of the terms and provisions of the Lease are hereby incorporated herein by reference as if the same were set forth in full herein.

     4. This Memorandum of Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors, successors in interest and assigns.

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.


                                   LAWRENCEBURG CONSERVANCY DISTRICT


                                   By: /s/ Barry Nanz
                                      ------------------------------------------
                                      (signature)

                                      Barry Nanz, Chairman
                                      ------------------------------------------
                                      (printed name and title)

                                   CITY OF LAWRENCEBURG, INDIANA


                                   By: /s/ Donald B. Combs
                                        ----------------------------------------
                                        Donald B. Combs, Mayor

STATE OF INDIANA           )
                           ) SS:
COUNTY OF DEARBORN         )

     Before me, a Notary Public in and for said County and State, personally appeared Barry Nanz a Chairman of the Lawrenceburg Conservancy District, and who acknowledged the execution of the foregoing Memorandum of lease for and on behalf of the Conservancy District.

     Witness my hand and Notarial Seal this 27th day of December, 1995.

My Commission Expires:

                                       /s/ William K. Ewan
                                           ----------------------
____________________                       Notary Public


                                           William K. Ewan, Notary Public
                                           Commission Expires January 4, 1998
                                           Resident of Dearborn County, Indiana
                                           ------------------------------------
                                                    Printed Name

My County of Residence:

____________________

STATE OF INDIANA           )
                           ) SS:
COUNTY OF DEARBORN         )

     Before me, a Notary Public in and for said County and State, personally appeared Donald B. Combs, the Mayor of the City of Lawrenceburg, Indiana, and who acknowledged the execution of the foregoing Memorandum of Lease for and on behalf of the City.

     Witness my hand and Notarial Seal this _____ day of ______ 1995.

My Commission Expires:
                                                    ----------------------
                                                    Notary Public
_____________________
                                                    ----------------------
                                                    Printed Name

My County of Residence:

_____________________

This instrument prepared by David A. Shelton, Esq., Lowe Gray Steele & Hoffman, Suite 4600, 111 Monument Circle, Indianapolis, Indiana 46204, (317) 236-8020.

[Map of Premises]

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Being all of Lots 1 and 2, and part of Lot 3 of Squire Watt's Estates (Slide
339) AND part of Section 14, Township 5 North, Range 1 West of the First Principal Meridian located in the City of Lawrenceburg, Dearborn County, Indiana, described as follows :

Commencing at a Southeasterly corner of Guard, Dunn and Gibson's Addition (P.B. 3, P. 61) at the intersection of the Westerly line of platted William Street with the Southerly line of platted George Street; thence S 44 DEG. 45' 00"W along the right-of-way of said William Street 7.82 feet; thence S 45 DEG. 15' 00"E, 60.44 feet to the right-of-way of the Central Railroad of Indiana and the point of beginning; thence along said right-of-way with the arc of a curve to the right having a radius of 536.01 feet an arc distance of 21.85 feet, the long chord of said arc bears N 43 DEG.35'25"E a distance of 21.85 feet to the right-of-way of the CSX Railroad;, thence along said CSX right-of-way the following three courses: thence 44 DEG.45'00"E. 688.l5 feet; thence with the arc of a curve to the left having a radius of 9582.30 feet an arc distance of 87.17 feet, the long chord of said arc bears N 44 DEG. 29' 22" E a distance of 87.17 feet; thence S 47 DEG. 15' 00"E, 42.01 feet; thence S 45 DEG. 15' 00" E, 1215.87 feet to the Ohio River boundary between the States of Indiana and Kentucky, as the same was determined by the Supreme Court; thence along said Ohio River boundary the following six courses: thence S 41 DEG. 29' 33"W, 59.97 feet; thence S 46 DEG. 51' 31"W, 285.39 feet; thence S 39 DEG. 15' 30"W, 104.26 feet;
thence S 43 DEG. 48' 50"W, 304.84 feet; thence S 44 DEG. 01' 29"W, 213.22 feet;
thence S 45 DEG. 21' 32"W, 138.79 feet; thence leaving said river N 45 DEG. 15' 00"W, 1142.92 feet to the right-of-way of said Central Railroad; thence along said Central Railroad right-of-way with a curve to the right having a radius of
536.01 feet an arc distance of 348.85 feet, the long chord of said arc bears N 23 DEG. 46' 09"E, 342.72 feet to the point of beginning.

Contains 32.074 acres.                                                leveeS3.lk
                                                                    docksite.rev

                                    EXHIBIT C
                             MEMORANDUM OF SUBLEASE

     THIS MEMORANDUM OF SUBLEASE, executed by the parties hereto on the _____ day of ___________________, 1996 to evidence a certain Ground Sublease of even date herewith (the "Sublease"),

     WITNESSETH, that

     1. LANDLORD. The name of the landlord ("Landlord") is the CITY OF LAWRENCEBURG, INDIANA, an Indiana municipality with its offices at Lawrenceburg Administration Building, 405 Main Street, Post Office Box 191, Lawrenceburg, Indiana 47025.

     2. TENANT. The name of the tenant ("Tenant") is INDIANA GAMING COMPANY, L.P., c/o Argosy Gaming Company, 219 Piasa Street, Alton, Illinois 62002,
Attention: J. Thomas Long, Chairman and Chief Executive Officer

     3. PREMISES. The Landlord hereby subleases to the Tenant and the Tenant hereby subleases from the Landlord certain land more particularly described on EXHIBIT A, attached hereto and made a part hereof (the "Land"), together with all rights, privileges, easements and appurtenances thereto belonging or in any way pertaining and the buildings and improvements now existing or hereafter erected thereon, together with any additions thereto or alterations or improvements of such buildings and improvements. The Land, together with all buildings and improvements now existing or hereafter placed on the Land and all rights, privileges, easements and appurtenances attaching to the Land, are hereinafter referred to as the "Premises."

     4. TERM AND OPTIONS. The term of the Sublease shall commence on the date (the "Commencement Date") that Tenant begins operation of a riverboat gaming facility on the Premises in Dearborn County, Indiana, pursuant to an "Owner's license" (the "License") for such activity as defined in IND. CODE Section 4-33-2-15. As used herein, the phrase "Year 1" of the Term shall be deemed to run from the first day of the calendar month following the Commencement Date until the last day of the same month of the following calendar year, with "Year 2" of the Term commencing on the first day of the succeeding month. Each subsequent "Year" of the Term shall then commence on the anniversary date of the commencement of Year 2. The initial term (the "Initial Term") of this Sublease shall commence on the Commencement Date and continue through Year 6. Thereafter, the Term of this Sublease will be automatically extended for up to nine (9) renewal term periods of five (5) years each (each such renewal period being hereinafter referred to as a "Renewal Term"), unless Tenant, at least six (6) months prior to the end of the Initial Term or the preceding Renewal Term, gives notice to the Landlord of Tenant's intent not to renew; PROVIDED, HOWEVER, that if Tenant gives such notice less than one (1) year before the end of the Initial Term or such Renewal Term, then the Initial Term or such Renewal Term as the case may be shall be automatically extended for a period of one (1) year from the date of such notice.

     5. MASTER LEASE. This Sublease is subject in all respects to the terms and conditions of the Ground Lease dated December 28, 1995, between the Landlord and the Lawrenceburg Conservancy District (the "Master Lease"), a memorandum of which has been recorded contemporaneously herewith. Landlord covenants and agrees that it will observe and perform each of the covenants and agreements contained in the Master Lease, and shall abide and be bound by each of the terms and provisions, of the Master Lease and shall take no action, or fail to take any action, that would constitute a default by the lessee thereunder.

     This Memorandum of Sublease is executed solely for the purpose of giving notice to third parties of the existence of the Sublease and certain terms thereof. Reference is made to the Sublease which contains a full description of the rights and duties of Landlord and Tenant and the terms, conditions, provisions and limitations on the use and occupancy of the Premises. This Memorandum of Sublease (or the description of certain such rights, duties, conditions and limitations) shall in no way or under any circumstances affect the terms and conditions of the Sublease or the interpretation of the rights and duties of Landlord and Tenant thereunder.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Sublease to be executed as of the date set forth above.

                                INDIANA GAMING COMPANY, L.P.

                                By: The Indiana Gaming Company, its general partner

                                      By:
                                           ---------------------------------
                                           (signature)


                                           ---------------------------------
                                           (printed name and title)


                                CITY OF LAWRENCEBURG, INDIANA


                                By:
                                      --------------------------------------
                                      _____________, Mayor

STATE OF ___________________)
                            )  SS:
COUNTY OF __________________)

     Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________________________, the
____________________________ of The Indiana Gaming Company, as the general partner of Indiana Gaming Company, L.P., who acknowledged the execution of the foregoing instrument for and on behalf of said entity.

     Witness my hand and Notarial Seal this _____ day of ______________________, 1996.


                                           _____________________________________
                                           ______________________, Notary Public
                                           residing in___________________County,
                                           __________________

My Commission Expires:

__________________


STATE OF ___________________)
                            ) SS:
COUNTY OF __________________)

     Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________________________, the
____________________________ of The Indiana Gaming Company, as the general partner of Indiana Gaming Company, L.P., who acknowledged the execution of the foregoing instrument for and on behalf of said entity.

     Witness my hand and Notarial Seal this _____ day of ______________________, 1996.

                                           _____________________________________
                                           ______________________, Notary Public
                                           residing in___________________County,
                                           __________________


My Commission Expires:

______________________________

       This instrument prepared by Stephen W. Lee and Donald E. Williams,
                                Attorneys-at-Law
                               Barnes & Thornburg
      1313 Merchants Bank Building, 11 South Meridian Street, Indianapolis,
                                  Indiana 46204

                                [Map of Premises]
                                    EXHIBIT A
                                LEGAL DESCRIPTION

Being all of Lots 1 and 2, and part of Lot 3 of Squire Watt's Estates (Slide
339) AND part of Section 14, Township 5 North, Range 1 West of the First Principal Meridian located in the City of Lawrenceburg, Dearborn County, Indiana, described as follows:

Commencing at a Southeasterly corner of Guard, Dunn and Gibson's Addition (P.B. 3, P. 61) at the intersection of the Westerly line of platted William Street with the Southerly line of platted George Street; thence S 44 DEG. 45' 00"W along the right-of-way of said William Street 7.82 feet; thence S 45 DEG. 15' 00"E, 66.44 feet to the right-of-way of the Central Railroad of Indiana and the point of beginning; thence along said right-of-way with the arc of curve to the right having a radius of 536.01 feet an arc distance of 21.85 feet, the long chord of said arc bears N 43 DEG. 35' 25"E a distance of 21.85 feet to the right-of-way of the CSX Railroad; thence along said CSX right-of-way the following three courses: thence N 44 DEG. 45' 00"E, 688.15 feet; thence with the arc of a curve to the left having a radius of 9582.30 feet an arc distance of
87.17 feet, the long chord of said arc bears N 44 DEG. 29' 22"E a distance of
87.17 feet; thence S 47 DEG. 15' 00"E, 42.01 feet; thence S 45 DEG. 15' 00"E,
1215.87 feet to the Ohio River boundary between the States of Indiana and Kentucky, as the same was determined by the Supreme Court; thence along said Ohio River boundary the following six courses: thence S 41 DEG. 29' 33"W, 59.97 feet; thence S 46 DEG. 51' 31"W, 298.39 feet; thence S 39 DEG. 15' 30"W, 104.26 feet; thence S 43 DEG. 48' 50"W, 304.84 feet; thence S 44 DEG. 01' 25"W, 213.22 feet; thence S 45 DEG. 21' 32"W, 138.79 feet; thence leaving said river N 45 DEG. 15' 00"W, 1142.92 feet to the right-of-way of said Central Railroad; thence along said Central Railroad; right-of way with a curve to the right having a radios of 536.01 feet an arc distance of 348.85 feet, the long chord of said arc bears N 23 DEG. 46' 09"E, 342.72 feet to the point of beginning.

Contains 32.074 acres.                                                leveeS3.lk
                                                                    docksite.rev

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                               EXHIBIT D-INSURANCE

Indiana Gaming shall provide the following types and amounts of insurance:

          1.      Workers Compensation & Disability: Statutory Limits

          2.      Employer's Liability:

          (i)     Bodily Injury by Accident: $500,000 each accident

          (ii)    Bodily Injury by Disease: $500,000 policy limit

          (iii)   Bodily Injury by Disease: $500,000 each employee

          3. Commercial General Liability (Occurrence Basis); Bodily injury, personal injury, property damage, contractual liability, products-completed operations.

          (i)     General Aggregate Limit (other than
                  Products/Completed Operations):          $2,000,000

          (ii)    Products/Completed Operations:           $1,000,000

          (iii)   Personal & Advertising Injury

                         Limit:                            $1,000,000

                         Each Occurrence Limit:            $1,000,000

                         Fire Damage (any one fire):       $50,000

                         Medical Expense Limit
                         (any one person)                  $5,000

          4.      Water Pollution Liability Coverage: $5,000,000

          5.      Joint Venture Coverage (if applicable):

                         Same as primary general liability.

          6. All standard maritime endorsements, including but not limited to:

          (i)     Dock and Wharf Liability:                $1,000,000/occurrence

          (ii)    Passenger & Crew Liability               $1,000,000/occurrence

          (iii)   Collision Liability                      $1,000,000/occurrence

          (iv)    Wreckage removal:                        $1,000,000/occurrence

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          (v)     Jones Act and all
                  maritime statute:                        $1,000,000/occurrence

          7.      Railroad Protective Liability (if applicable):

                         $1,000,000/occurrence, $2,000,0000/aggregate

          8.      Comprehensive Auto Liability

                         (single limit)                    $1,000,000
                         (owned, hired and non-owned)         each accident
                         Bodily injury and property damage

          9.      Primary Umbrella Excess Liability:

                         $75,000,000 each occurrence and aggregate
                         Self Insured Retention: $25,000

          10. Property Insurance: Indiana Gaming shall purchase and maintain a combination Installation/Builder's Risk Insurance to the full insurable value to the initial contract cost and any subsequent modifications thereto on an all risks policy form against their perils of fire and extended coverage, theft, vandalism, malicious mischief collapse, false work, testing, temporary buildings and debris removal including demolition work occasioned by enforcement of any applicable legal requirements. This property insurance shall cover work stored off site as well as any work in transit. Indiana Gaming shall be responsible for the satisfaction of any deductible level it selects. This insurance is not intended to cover the tools, equipment and other such property of Indiana Gaming or its subcontractors in performing any work which is normally covered by such person's own property insurance which are not incorporated in the Premises. The risk of loss as to all such properly shall be borne by those parties, and they shall carry such insurance on such property as they shall determine.

          11. Liability Insurance: Indiana Gaming shall purchase and maintain such commercial general liability and other insurance as is appropriate for the Premises and as will protect Indiana Gaming and City and their employees, officers, or agents from (i) claims for damages because of bodily injury occupational sickness or disease, or death of Indiana Gaming employees; (ii) claims for damages because of bodily injury, sickness or disease, or death of any covered person other than Indiana Gaming employees; (iii) claims for damages insured by personal injury liability coverage which are sustained by any person as a result of an offense directly or indirectly related to the employment of such person by Indiana Gaming; (iv) claims for damages, other than any work itself, because of physical injury to or destruction of tangible properly wherever located, including loss of use resulting therefrom; and (v) claims for damages because of bodily injury or death of any person or property damage arising out of the ownership maintenance or use of any motor vehicle by Indiana Gaming in connection with furnishing any of any work.


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

     The commercial General Liability Insurance shall include coverage of (i) Premises and operations, (ii) Contractual liability as applicable to any indemnification and hold harmless agreements in the Lease, (iii) Products and Completed Operations, (iv) Broadform Property Damages, including completed operation, and (v) Independent contractors. Such insurance shall specifically include coverage for property damage from explosion, collapse, and blasting or explosion, collapse of structures or structural injury due to grading of land, excavation, filling, back filling, tunneling, pile driving, caisson work, moving, shoring, underpinning, raising of or demotion of any structure, or removal or rebuilding of any structural support of a building or stricture. Such insurance shall further include coverage for damage to wire, conduits, pipes, mains, sewers, or other similar apparatus encountered below the surface of the ground when such damages is caused by an occurrence arising out of the performance of any work, performed by Indiana Gaming, any contractor or by any subcontractor or anyone directly or indirectly employed by either.

     the aforementioned insurance shall be subject to each of the following terms and conditions:

          (i) Indiana Gaming shall be responsible for paying all deductible amounts.

          (ii) Before commencing any work Indiana Gaming shall submit a "Certificate of Insurance" indicating the above necessary coverages as well as naming City, its employees and representatives as "Additional Insureds" on all policies except Workers' Compensation to City for review and approval. Such insurance shall be carried with financially responsible insurance companies authorized to do business in the State of Indiana. Such coverages shall be kept in force at all times during the term of this Lease. Indiana Gaming insurer(s) shall provide Indiana Gaming and City with Certified Mail sixty (60) days prior written notice in the event of cancellation, non-renewal or material change in the policies.

          (iii) The Commercial General Liability insurance required by herein shall include contractual liability insurance applicable to Indiana Gaming indemnity obligations.

          (iv) If City has any objections to the coverage afforded by or other provisions of the insurance required to be purchased and maintained by Indiana Gaming in accordance with this Exhibit, on the basis of its not compiling with this Exhibit, City will notify Indiana Gaming in writing thereof within ten (10) days of the date such certificates are delivered to City. Indiana Gaming shall provide to City such additional information in response to insurance provided by Indiana Gaming as City may reasonably request. Failure by City to give any such notice of objection within the time provided shall constitute acceptance of such insurance purchased by Indiana Gaming. With the prior approval of City, Indiana Gaming may substitute different types or amounts of coverage of those specified as long as the total amount of required protection is not reduced.

          (v) If Indiana Gaming finds it necessary to occupy or use a portion or portions of the Premises prior to substantial completion of all the work, such use or occupancy may be accomplished; provided that no such use or occupancy shall commence before the insurers providing the property insurance have acknowledged notice thereof and in writing effected the changes in coverage necessitated thereby. The insurers providing the property insurance shall consent by endorsement on the policy or policies, but the property insurance shall not be cancelled or lapse on account of any such partial use or occupancy.

          (vi) Nothing in this Exhibit shall operate or be construed as limiting the amount of liability of Indiana Gaming to the above enumerated amounts.

          (vii) The insurance required by this Exhibit shall be written for not less than the limits of liability and coverages as provided herein or as required by applicable law, whichever is greater.


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